UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

ITRONICS INC.

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                                  Texas                                           33-18582                              75-2198369

                (State or other jurisdiction                         (Commission File                        (IRS Employer

                        of incorporation)                                     Number)                            Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada             89509

                 (Address of Principal Executive Offices)                                     Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On October 10, 2008, Itronics Inc. (the "Company") received a Notice of Default from AJW Partners, LLC, New Millenium Capital Partners II, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and AJW Master Fund, Ltd. (collectively, the "Investors"), claiming that the Company was purportedly in default of certain obligations under the Company’s notes issued to the Investors. The Company expected to receive the Notice of Default, and is considering engaging in negotiations with the Investors to resolve the matter. As such, the Company contemplates that either the Investors or the Company will initiate litigation if these negotiations do not produce a resolution.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: October 14, 2008                                                      By: /S/ John W. Whitney

                                                                                                John W. Whitney

                                                                                                President, Treasurer and Director

                                                                                                (Principal Executive and Financial

                                                                                                Officer)